EXHIBIT 1
         to SCHEDULE 13D


                                    EXHIBIT 1

                       SCHEDULE 13D JOINT FILING AGREEMENT

         In accordance with Rule 13d-1 under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the securities of Penton Media, Inc. and that this Agreement be filed as an Exhibit to such statement on Schedule 13D.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 28th of March, 2002.

                                SANDLER CAPITAL MANAGEMENT

                                By: MJDM Corp., a general partner

                                   By:  /s/ Moira Mitchell
                                        ---------------------------------------
                                        Name:   Moira Mitchell
                                        Title:  President


                                SANDLER CAPITAL PARTNERS V, L.P.

                                By: Sandler Investment Partners, L.P.

                                    By: Sandler Capital Management

                                        By:  MJDM Corp., a general partner

                                             By: /s/ Moira Mitchell
                                                 ------------------------------
                                                 Name:    Moira Mitchell
                                                 Title:   President


                                SANDLER CAPITAL PARTNERS V FTE, L.P.

                                By: Sandler Investment Partners, L.P.

                                    By: Sandler Capital Management

                                        By:  MJDM Corp., a general partner

                                             By: /s/ Moira Mitchell
                                                 ------------------------------
                                                 Name:  Moira Mitchell
                                                 Title: President

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                                SANDLER CAPITAL PARTNERS V GERMANY, L.P.

                                By: Sandler Investment Partners, L.P.

                                    By: Sandler Capital Management

                                        By: MJDM Corp., a general partner

                                            By: /s/ Moira Mitchell
                                                -------------------------------
                                                Name:   Moira Mitchell
                                                Title:  President


                                SANDLER INVESTMENT PARTNERS, L.P.

                                By: Sandler Capital Management

                                    By: MJDM Corp., a general partner

                                        By: /s/ Moira Mitchell
                                            -----------------------------------
                                            Name:    Moira Mitchell
                                            Title:   President